UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

GCA III ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52433	14-1973534
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

115 East 57th Street, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 486-9772

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On November 7, 2007, GCA III Acquisition Corp., the registrant (the “Company”, “we”, “us”, “our”) entered into and consummated a series of related transactions involving (i) a stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which we sold and issued, in an exempt private offering, 5,000,000 shares of our common stock, par value $.0001 (the “Common Stock”), to Kings Cross Capital, LLC, a Minnesota limited liability company (“Kings Cross”) for a price of $0.02 per share and a total purchase price of $100,000, (ii) a stock redemption agreement (the “Membrado Redemption Agreement”) pursuant to which we acquired 2,500,000 shares of previously outstanding Common Stock from Michael M. Membrado, an individual and our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and our sole director, for a price of $0.014516 per share and a total redemption price of $36,289.76, and (iii) a redemption agreement (the “Lee Redemption Agreement”) pursuant to which we acquired 2,500,000 shares of previously outstanding Common Stock from Jennifer L. Lee, an individual, for a price of $0.014516 per share and a total redemption price of $36,289.76. Taken as a whole, this series of transactions had the effect of (i) immediately transferring ownership and control of 100% of our outstanding capital stock to Kings Cross, and (ii) within what is expected to be a few weeks, transferring all management positions currently held by Michael M. Membrado to Peder K. Davisson, an affiliate of Kings Cross.

The Stock Purchase Agreement contains certain, very limited customary representations and warranties and includes a covenant to apply the proceeds realized by us in connection with the transaction to immediately retire any and all of our existing indebtedness, payables and other accrued financial obligations, including our long-term debt of $24,857.17 and the obligations arising in relation to the Membrado Redemption Agreement and the Lee Redemption Agreement. In addition to containing a legend regarding the restricted ststus of the shares issued to Kings Cross, and in accordance with the Stock Purchase Agreement, the certificate reflecting such shares is to contain a separate legend stating that such shares may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act, or Rule 144 thereunder, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

The Stock Purchase Agreement also contains the following acknowledgments relating to certain management changes associated with the transactions:

(a) Michael M. Membrado’s resignation, effective immediately following satisfaction of our obligations as set forth above in relation to retiring any and all of our existing indebtedness, payables and other accrued financial obligations and the subsequent closing of our existing bank account at Chase Bank, from his executive positions as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer;

(b) Peder K. Davisson’s appointment, effective immediately following the effectiveness of Mr. Membrado’s resignations as set forth in (a) above from his positions as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, to the executive positions of President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer;

(c) Peder K. Davisson’s appointment to fill a vacant seat on our board of directors of the Company, effective immediately following expiration of the 10 day statutory notice period required in accordance with the rules promulgated under Section 14f of the Exchange Act following filing and mailing to our stockholders of an appropriately prepared information statement on Schedule 14f; and

(d) Michael M. Membrado’s resignation, effective immediately following the effectiveness of Mr. Davisson’s appointment to our board of directors, his position as director of the Company.

The Membrado Redemption Agreement and the Lee Redemption Agreements contain minimal representations and warranties of the Company.

The foregoing descriptions of the Stock Purchase Agreement, the Membrado Redemption Agreement, and the Lee Redemption Agreement do not purport to be complete and are qualified in their entirety by the Stock Purchase Agreement, the Membrado Redemption Agreement, and the Lee Redemption Agreement, respectively, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation.

Reference is made to Item 1.01 of this Current Report on Form 8-K, as of November 14, 2007, under which the Company reports a series of transactions resulting in a change of control.

Item 3.02 - Unregistered Sales of Equity Securities.

Reference is made to Item 1.01 of this Current Report on Form 8-K, as of November 14, 2007, under which the Company reports a series of transactions resulting in a change of control.

Item 5.01 - Changes in Control of Registrant.

Reference is made to Item 1.01 of this Current Report on Form 8-K, as of November 14, 2007, under which the Company reports a series of transactions resulting in a change of control.

Based on representations made by its president, the source of funds used by Kings Cross for the stock purchase resulting in the change of control requiring disclosure hereunder was working capital.

DESCRIPTION OF BUSINESS

Introduction

We were incorporated in the State of Delaware on August 14, 2006 and maintain our principal executive offices at 115 East 57th Street, Suite 1006, New York, NY 10022. Since inception, we have been engaged in organizational efforts and obtaining initial financing. We were formed as a vehicle to pursue a business combination. We filed a registration statement on Form 10-SB with the SEC on January 30, 2007, and since its effectiveness, we have begun efforts to identify a possible business combination. However, we have not entered into a letter of intent or any definitive agreement concerning any target business. Our business purpose is to seek the acquisition of, or merger with, an existing company, and this purpose remains unaffected by the change of control requiring disclosure hereunder.

We are, based on proposed business activities, a “blank check” company. The SEC defines those companies as “any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the [Exchange Act], and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies.” Many states have enacted statutes, rules and regulations limiting the sale of securities of “blank check” companies in their respective jurisdictions. We are also a “shell company” within the meaning of Rule 12b-2 under the Exchange Act insofar as we are a company with no or nominal assets (other than cash) and no or nominal operations. Our status as a “blank check” company and as a “shell company” remain unaffected by the change of control requiring disclosure hereunder. We do not intend to undertake any efforts to cause a market to develop in our securities, either debt or equity, until we have successfully concluded a business combination. We intend to comply with the periodic reporting requirements of the Exchange Act for so long as we are subject to those requirements.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly-held corporation. The Company’s principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.

Competition

Currently, with our primary goal the acquisition of a target company or business seeking the perceived advantages of being a publicly-held corporation, we face vast and growing competition from other shell companies with the same objectives. We are in a highly competitive market for a small number of business opportunities which could reduce the likelihood of consummating a successful business combination. A large number of established and well-financed entities, including small public companies and venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for us. Nearly all of these entities have significantly greater financial resources, technical expertise and managerial capabilities than we do; consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. These competitive factors may reduce the likelihood of our identifying and consummating a successful business combination.

Employees

We currently have no employees.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

We were organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly-held corporation. Our principal business objective for the next 12 months and beyond will be to achieve long-term growth potential through a business combination with an operating business. We will not restrict our potential candidate target companies to any specific business, industry or geographical location and we may, as a result, acquire any type of business.

We do not currently engage in any business activities that provide revenue or other cash flow. The costs of investigating and analyzing business combinations for the next 12 months and beyond will be paid with funds in our treasury and/or those obtained through borrowings from our stockholders, management or other investors.

During the next 12 months, we anticipate incurring costs related to:

(i) filing of reports under the Exchange Act, and
(ii) costs relating to consummating an acquisition.

We believe we will be able to meet these costs through use of funds in our treasury, through deferral of fees by certain service providers and additional amounts, as necessary, to be loaned to or invested in us by our stockholders, management or other investors.

We may consider a business which has recently commenced operations, is a developing company in need of additional funds for expansion into new products or markets, is seeking to develop a new product or service, or is an established business which may be experiencing financial or operating difficulties and is in need of additional capital. In the alternative, a business combination may involve the acquisition of, or merger with, a company which does not need substantial additional capital, but which desires to establish a public trading market for its shares, while avoiding, among other things, the time delays, significant expense, and loss of voting control which may occur in a public offering.

Any target business that is selected may be a financially unstable company or an entity in its early stages of development or growth, including entities without established records of sales or earnings. In that event, we will be subject to numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, we may effect a business combination with an entity in an industry characterized by a high level of risk, and, although our management will endeavor to evaluate the risks inherent in a particular target business, there can be no assurance that we will properly ascertain or assess all significant risks.

Our management anticipates that it will likely be able to effect only one business combination, due primarily to our limited financing, and the dilution of interest for present and prospective stockholders, which is likely to occur as a result of our management’s plan to offer a controlling interest to a target business in order to achieve a tax-free reorganization. This lack of diversification should be considered a substantial risk in investing in us, because it will not permit us to offset potential losses from one venture against gains from another.

We anticipate that the selection of a business combination will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our management believes that there are numerous firms seeking even the limited additional capital that we will have and/or the perceived benefits of becoming a publicly-traded corporation. Such perceived benefits of becoming a publicly-traded corporation include, among other things, facilitating or improving the terms on which additional equity financing may be obtained, providing liquidity for the principals of and investors in a business, creating a means for providing incentive stock options or similar benefits to key employees, and offering greater flexibility in structuring acquisitions, joint ventures and the like through the issuance of stock. Potentially available business combinations may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

Plan of Operation

The Company has not realized any revenues from operations since August 14, 2006 (inception), and its plan of operation for the next twelve months shall be to continue its efforts to locate suitable acquisition candidates. The Company can provide no assurance that it can continue to satisfy its cash requirements for at least the next twelve months. It is not anticipated at present that it will experience any change in its current number of employees until such time as it may consummate a business combination.

Quarter Ended August 31, 2007

Operational Expenses

Total operating expenses for the quarter ended August 31, 2007 were $1,958. These expenses constituted professional and related fees.

The Company incurred a net loss of $2,186 for the quarter ended August 31, 2007 and $26,537 for the period from August 14, 2006 (inception) to August 31, 2007. It is management's assertion that these circumstances may hinder the Company's ability to continue as a going concern.

Liquidity and Capital Resources

We do not have any revenues from operations and, absent a merger or other combination with an operating company, or a public or private sale of our equity or debt securities, the occurrence of either of which cannot be assured, we will be dependent upon future loans or equity investments from our present stockholders or management, for which there is no existing commitment. At August 31, 2007, the Company had cash of $6,916 and a working capital deficit of $(26,037).

At August 31, 2007, the Company had assets consisting of $6,916 in cash.

Results of Operations

The Company has not conducted any active operations since inception, except for its efforts to locate suitable acquisition candidates, only recently begun. No revenue has been generated by the Company from August 14, 2006 (inception) to August 31, 2007. It is unlikely the Company will have any revenues unless it is able to effect an acquisition, or merger with an operating company, of which there can be no assurance.

Since August 14, 2006 (inception), selling, general and administrative expenses have been primarily comprised of professional and related fees associated with the Company registering to become publicly-traded and maintaining its reporting obligations under the Exchange Act. For this period, such expenses amounted to $25,992. Interest expense is comprised of expenses associated with our notes payable to stockholders and amounted to $545.

Off-Balance Sheet Arrangements

We are not currently a party to, or otherwise involved with, any off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

DESCRIPTION OF PROPERTY

We neither rent nor own any property. We currently utilize the office space and equipment of M.M. Membrado, PLLC, a law firm the sole principal of which is Michael M. Membrado, our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and sole Director, on a month-to-month basis at no cost.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 14, 2007 and following the series of transactions resulting in the change of control requiring disclosure hereunder, the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding Common Stock of the Company.

Name and Address (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Michael M. Membrado (3) 115 East 57 th Street, 10th Floor New York, NY 10022	-0-	-0-%

Peder K. Davisson (4) 3649 Brunswick Avenue North Minneapolis, MN 55422	1,666,667	33.33%

William Felix Schluter (5) 32793 Country Road 24 Starbuck, MN 56381	1,666,667	33.33%

David Thelen (6) 460 Northern Boulevard Coon Rapids, MN 55448	1,666,667	33.33%

All Officers and Directors as a group (1 individual)	-0-	-0-%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2) Based on 5,000,000 shares of Common Stock outstanding.
(3)  Mr. Membrado is currently our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole Director, though his resignation from each of these positions has been submitted and is currently pending the fulfillment of certain conditions as more specifically provided in Item 1.01 of this Report on Form 8-K, as of November 14, 2007.

(4) Mr. Davisson has been appointed to assume the positions of President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole Director upon the effectiveness of Mr. Membrado’s resignations therefrom as more specifically provided in Item 1.01 of this Report on Form 8-K, as of November 14, 2007. Mr. Davisson owns his shares indirectly through Kings Cross Capital, LLC and The Peder K. Davisson Revocable Trust.

(5) Mr. Schluter owns his shares indirectly through Kings Cross Capital, LLC and Kensington Management, LLC.
(6) Mr. Thelen owns his shares indirectly through Kings Cross Capital, LLC.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

(a)   Directors and Executive Officers

Our current officers and directors and additional information concerning them are as follows:

NAME	AGE	POSITION
Michael M. Membrado	46	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director

Michael M. Membrado, [Outgoing] President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director. Mr. Membrado has served as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of the Company since its inception. Mr. Membrado is currently a practicing attorney in the law firm of M.M. Membrado, PLLC, a boutique firm in New York that focuses exclusively on corporate finance, securities, M&A and related transactional matters for small to mid-size private and public companies. He has been a principal in this firm, as well as a predecessor firm, Membrado & Montell, LLP, since 2000. Prior to that, he was the corporate securities partner in the New York law firm now known as Tarter, Krinsky & Drogin, LLP. In addition to serving as principal in M.M. Membrado, PLLC, Mr. Membrado is also currently the Managing Director and sole principal of Greyline Capital Advisors, LLC, a corporate finance consulting firm. Additionally, Mr. Membrado serves as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and director of each of GCA I Acquisition Corp. and GCA II Acquisition Corp., each of which are blank check reporting companies with the SEC.

The series of transactions resulting in the change of control of the Company requiring disclosure hereunder involve the resignation of Mr. Membrado as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole director, and the related appointment of Peder K. Davisson as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole director. Specifically, the Stock Purchase Agreement contains the following acknowledgments relating to these changes:

(i) Michael M. Membrado’s resignation, effective immediately following satisfaction of our obligations as set forth above in relation to retiring any and all of our existing indebtedness, payables and other accrued financial obligations and the subsequent closing of our existing bank account at Chase Bank, from his executive positions as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer;

(ii) Peder K. Davisson’s appointment, effective immediately following the effectiveness of Mr. Membrado’s resignations as set forth in (a) above from his positions as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, to the executive positions of President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer;

(iii) Peder K. Davisson’s appointment to fill a vacant seat on our board of directors of the Company, effective immediately following expiration of the 10 day statutory notice period required in accordance with the rules promulgated under Section 14f of the Exchange Act following filing and mailing to our stockholders of an appropriately prepared information statement on Schedule 14f; and

(iv) Michael M. Membrado’s resignation, effective immediately following the effectiveness of Mr. Davisson’s appointment to our board of directors, his position as director of the Company.

Peder K. Davisson, [Incoming] President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director. Peder K. Davisson is an attorney practicing in the areas of general corporate law, mergers and acquisitions and corporate finance with the law firm of Davisson & Associates, PA in Minneapolis, Minnesota. He has been a principal in this firm, as well as predecessor firms, Peder K. Davisson and Associates and Mahoney, Hagberg and Davisson, a Professional Association, since 2001. Prior to 2001 Mr. Davisson worked in the securities industry as a registered representatve, fund manager and trader with the respective firms of John G. Kinnard & Company, Valhalla Capital Management, Inc. and Electronic Trader’s Group, LLC. In addition to serving as a principal in Davisson & Associates, PA, he is the sole director, President, Chief Executive Officer, Chief Financial Officer and Secretary by Kings Cross Capital, LLC, our sole shareholder following the series of transactions resulting in the change of control requiring disclosure hereunder.

The term of office of our directors expires at our annual meeting of stockholders or at the point at which their successors are duly qualified and elected.

We are not currently subject to the listing requirements of any national securities exchange. The listing standards of the national securities exchanges require that a company’s board of directors consist of a majority of directors who are independent as defined by the Sarbanes-Oxley Act of 2002 and as defined by applicable listing standards, and that the audit committee of the board of directors must consist of at least two members, both of whom are independent. Similarly, the compensation and nominating committees of company boards of directors must also consist of independent directors. As of November 14, 2007, Michael M. Membrado was our sole director. Given Mr. Membrado’s executive positions with the Company, he does not qualify as “independent”. While we expect in the future to identify qualified and willing individuals to serve as additional independent directors, initiatives aimed at this objective have not yet begun, and there can be no assurance that we will be able to appoint an additional director who will satisfy applicable independence requirements. For so long as we remain unable to appoint an additional independent director to our board, we will be unqualified to list any of our capital stock on a national securities exchange.

(b)   Significant Employees

There are no persons other than our executive officers who are expected by us to make a significant contribution to our business.

(c)   Family Relationships

There are no family relationships of any kind among our directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

(d)   Involvement in Certain Legal Proceedings

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of Registrant during the past five years.

(e)   Audit Committee Financial Expert

Our board of directors acts, itself, as the audit committee to our board of directors; there is no separate audit or other committees. We have no qualified financial expert at this time because we have not been able to hire a qualified candidate. Further, we believe that we have inadequate financial resources at this time to hire any such qualified expert. We do intend, however, to continue to search for a qualified individual for this position.

Prior Blank Check Company Experience

As indicated below, members of the management also serve as officers and directors of:

Name	Filing Date of Registration Statement	Status	SEC File Number	Pending Business Combinations	Additional Information
GCA I Acquisition Corp.	January 30, 2007	Effective	000-52431	None	Mr. Membrado is the President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of GCA I Acquisition Corp.
GCA II Acquisition Corp.	January 30, 2007	Effective	000-52432	None	Mr. Membrado is the President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of GCA II Acquisition Corp.

EXECUTIVE COMPENSATION

None of our executive officers or directors has received any cash remuneration since we were organized. There are not now in place any employment or similar agreements, written or otherwise, or understandings or arrangements, to which we are a party with any of our executive officers or directors, and we do not anticipate that we will enter into any such agreements before we consummate a business combination, should that occur. None of our directors or executive officers intends to devote more than a few hours a week to our affairs in the meantime.

There are no understandings or agreements, written or otherwise, regarding remuneration to which our management will be entitled upon or following consummation by us of a business combination, should that occur, nor do we anticipate that any of our directors or executive officers will receive or otherwise be entitled to any such remuneration in any such event. It is possible that, following the successful consummation of a business combination with an unaffiliated entity, should that occur, that entity may desire to employ or retain one or a number of members of our management for the purposes of providing services to the surviving entity. We have adopted a policy, however, whereby the offer of any post-transaction employment to members of management will not be a consideration in our decision as to whether or not to undertake any proposed or otherwise contemplated transaction.

We have not adopted any retirement, pension, profit sharing, stock option, restricted stock, insurance or other similar plans or programs for the benefit of our employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B.

Loans from Stockholders

As of November 7, 2007, the date upon which the series of transactions resulting in the change of control requiring disclosure hereunder were consummated, we had outstanding unsecured promissory notes representing a total of $24,857.17 in outstanding debt obligations arising out of loans to us from Jennifer L. Lee, one of our former shareholders. The loans accrue interest at the rate of 4.75% per annum, and the principal, together with accrued interest, is required to be repaid as of the date that we receive gross proceeds from any one or more equity investments in the aggregate amount of at least $250,000. The interest rate at which such loans have been made are not believed to exceed rates that would otherwise be available to us. The promissory notes reflecting these loan obligations carry no rights of conversion. In accordance with the series of transactions resulting in the change of control requiring disclosure hereunder, and specifically with the terms of the Stock Purchase Agreement, we are obligated to retire these outstanding debt obligations with the proceeds realized from the sale and issuance of the shares to Kings Cross.

Legal Representation

Michael M. Membrado is the sole principal in the law firm of M.M. Membrado, PLLC, a firm engaged by us to perform corporate, securities and other legal services. In addition to his interests in the firm of M.M. Membrado, PLLC, Mr. Membrado currently serves as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and our sole director. Although Mr. Membrado has agreed to cause certain services of M.M. Membrado, PLLC to be provided to us at no cost, and we expect that the terms of any going forward arrangement between us and the firm of M.M. Membrado, PLLC will be as fair as those which could be obtained in an arms length transaction, there can be no assurance that the conflict of interest which exists as a result of Mr. Membrado’s involvement with M.M. Membrado, PLLC, his role as our director, and/or his role as our officer will not result in any of the terms of the arrangements through which such relationships may be established being less favorable to us than would otherwise be the case, and will not result in any compromise to the economic or other interests of our shareholders in the future. The rates at which legal services will be charged to us by M.M. Membrado, PLLC do not and will not exceed rates generally charged for reasonably comparable services.

Office Space

We utilize the office space and equipment of M.M. Membrado, PLLC, a law firm in which Michael M. Membrado, our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and sole director, is the principal, at no cost on a month-to-month basis. Management estimated that the value conveyed to us as a result of this arrangement is immaterial.

DESCRIPTION OF SECURITIES

(a)   Common or Preferred Stock

We are authorized by our Certificate of Incorporation to issue an aggregate of 120,000,000 shares of capital stock, of which 100,000,000 are shares of Common Stock and 20,000,000 are shares of preferred stock, par value $.0001 per share (our “Preferred Stock”). As of November 14, 2007, 10,000,000 shares of our Common Stock were issued, 5,000,000 were outstanding, and 5,000,000 were held in treasury.

All outstanding shares of our Common Stock are of the same class and have equal rights and attributes. The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders. All of the holders of our Common Stock are entitled to share equally in dividends, if any, as may be declared from time to time by our board of directors out of funds legally available. In the event of liquidation, the holders of our Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The holders of our Common Stock do not have cumulative or preemptive rights.

The foregoing description of our capital stock is merely a summary and is qualified in its entirety by the provisions of our Certificate of Incorporation and Bylaws, copies of which have been filed as exhibits to our registration statement on Form 10-SB filed January 30, 2007.

(b)   Debt Securities

As of November 7, 2007, the date upon which the series of transactions resulting in the change of control requiring disclosure hereunder were consummated, we had outstanding unsecured promissory notes representing a total of $24,857.17 in outstanding debt obligations arising out of loans to us by one of our former shareholders. The loans accrue interest at the rate of 4.75% per annum, and the principal, together with accrued interest, is required to be repaid as of the date that we receive gross proceeds from any one or more equity investments in the aggregate amount of at least $250,000. The interest rate at which such loans have been made are not believed to exceed rates that would otherwise be available to us. The promissory notes reflecting these loan obligations carry no rights of conversion. In accordance with the series of transactions resulting in the change of control requiring disclosure hereunder, and specifically with the terms of the Stock Purchase Agreement, we are obligated to retire these outstanding debt obligations with the proceeds realized from the sale and issuance of the shares to Kings Cross.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

(a)   Market Information

Our Common Stock is not currently trading publicly on any stock exchange or over-the-counter quotation service. We are not aware of any market activity in our Common Stock since the date of our organization through the date of this filing.

There are not currently outstanding:

(1)   any options or warrants to purchase, or securities convertible into, shares of our Common Stock;

(2)   any shares of our Common Stock eligible to be sold pursuant to Rule 144 under the Securities Act or that we have agreed to register under the Securities Act for sale by the holders; or

(3)   any shares of our Common Stock that are being or have been proposed to be, publicly offered by us.

(b)   Holders

As of November 14, 2007, there was one holder of record of a total of 5,000,000 shares of our Common Stock.

(c)   Dividends

We have not paid any cash dividends to date and we do not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of our management to utilize all available funds in our pursuit for an appropriate business combination.

(d)   Securities Authorized for Issuance Under Equity Compensation Plans

There are no items requiring disclosure hereunder.

LEGAL PROCEEDINGS

Presently, there are not any material pending legal proceedings to which we are a party or as to which any of our property is or may be subject, and we are unaware of any legal proceedings threatened or contemplated against us.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There are not currently and have not been any disagreements between us and our accountants on any matter of accounting principles, practices or financial statement disclosure.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys’ fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

Our Certificate of Incorporation provides that we will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

●	any breach of the director’s duty of loyalty to the corporation or its stockholders;

●	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

●	payments of unlawful dividends or unlawful stock repurchases or redemptions; or

●	any transaction from which the director derived an improper personal benefit.

Our Certificate of Incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director of our company existing at the time of such repeal or modification.

FINANCIAL INFORMATION

Our audited financial statements for the annual fiscal period ending May 31, 2007 which are contained in our annual report on Form 10-KSB filed with the SEC on August 24, 2007, and our unaudited financial statements for the quarterly fiscal period ending August 31, 2007 which are contained in our quarterly report on Form 10-QSB filed with the SEC on October 15, 2007, are hereby incorporated by reference herein.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to Items 1.01 and 5.01 of this Current Report on Form 8-K, as of November 14, 2007, under which the Company reports a series of transactions resulting in a change of control.

Item 9.01 - Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement between GCA III Acquisition Corp. and Kings Cross Capital, LLC dated November 7, 2007.
10.2	Stock Redemption Agreement between GCA III Acquisition Corp. and Michael M. Membrado dated November 7, 2007.
10.3	Stock Redemption Agreement between GCA III Acquisition Corp. and Jennifer L. Lee dated November 7, 2007.
23.1	Consent of Independent Auditors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCA III ACQUISITION CORP.

Date: November 14, 2007	By:	/s/ Michael M. Membrado
Michael M. Membrado President & Chief Executive Officer